Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Income tax expense was comprised of the following for the dates indicated below:

	Years Ended December 31,
	2019	2018	2017
Current:
Federal	$1,437,595	$1,454,049	$1,500,337
State	145,412	202,292	209,396
Total Current Tax Expense	1,583,007	1,656,341	1,709,733
Deferred:
Federal	105,960	(79,034)	736,390
State	(9,417)	(7,781)	(10,663)
Total Deferred Tax Expense (Benefit)	96,543	(86,815)	725,727
Total Income Tax Expense	$1,679,550	$1,569,526	$2,435,460

(15)         Income Taxes, Continued
The Company's income taxes differ from those computed at the statutory federal income tax rate, as follows:

	Years Ended December 31,
	2019	2018	2017
Tax at Statutory Income Tax Rate	$1,989,548	$1,843,117	$2,840,292
State Tax and Other	100,820	157,417	44,764
Tax Exempt Interest	(291,768)	(338,497)	(730,477)
Life Insurance	(142,508)	(113,400)	(394,445)
Valuation Allowance	23,458	20,889	69,133
Impact of Federal Rate Change on Deferred Taxes	—	—	606,193
Total Income Tax Expense	$1,679,550	$1,569,526	$2,435,460

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2019 and 2018 are presented below. Net deferred tax assets were included in other assets at December 31, 2019 and 2018.

	December 31,
	2019	2018
Deferred Tax Assets:
Deferred Compensation	$587,322	$498,764
Provision for Loan Losses	2,000,131	1,978,481
Other Real Estate Owned	—	18,283
Net Fees Deferred for Financial Reporting	76,262	73,892
Net Operating Losses	356,759	333,301
Other	126,492	240,724
Total Gross Deferred Tax Assets	3,146,966	3,143,445
Less: Valuation Allowance	(356,759)	(333,301)
Net Deferred Tax Assets	2,790,207	2,810,144
Deferred Tax Liabilities:
FHLB Stock Basis Over Tax Basis	72,208	71,717
Depreciation	585,520	507,601
Prepaid Expenses	35,033	36,837
Unrealized Gain on Securities Available for Sale	1,473,077	10,487
Total Gross Deferred Tax Liability	2,165,838	626,642
Net Deferred Tax Asset	$624,369	$2,183,502

The Company measures deferred tax assets and liabilities using enacted tax rates that will apply in the years in which the temporary differences are expected to be recovered or paid. Deferred tax assets represent the future tax benefit of deductible differences and, if it is more likely than not that a tax asset will not be realized, a valuation allowance is required to reduce the recorded deferred tax assets to net realizable value. As of December 31, 2019, management has determined that it is more likely than not that the total deferred tax asset will be realized except for the deferred tax asset associated with state net operating loss carryforwards, and, accordingly, has established a valuation allowance only for this item. The change in the valuation allowance was approximately $23,000. The Company had state net operating losses attributable to the non-bank entities of $9.0 million and $8.4 million for the years ended December 31, 2019 and 2018, respectively.
Retained earnings at December 31, 2019 included tax bad debt reserves of $2.1 million, for which no provision for federal income tax has been made. If, in the future, these amounts are used for any purpose other than to absorb bad debt losses, including dividends, stock redemptions, or distributions in liquidation, or the Company ceases to be qualified as a bank holding company, they may be subject to federal income tax at the prevailing corporate tax rate.  At December 31, 2019, the Company had no material unrecognized tax benefits or accrued interest and penalties. It is the Company's policy to account for interest and penalties accrued relative to unrecognized tax benefits as a component of income tax expense. Tax returns for 2016 and subsequent years are subject to examination by taxing authorities.